Fair Value of Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Derivatives

The Corporation generally limits derivative usage to those qualifying as accounting, economic or cash flow hedges, or those that are otherwise approved for regulatory recovery.

The Corporation records all derivatives at fair value, with certain exceptions including those derivatives that qualify for the normal purchase and normal sale exception. Fair values reflect estimates based on current market information about the derivatives as at the balance sheet dates. The estimates cannot be determined with precision as they involve uncertainties and matters of judgment and, therefore, may not be relevant in predicting the Corporation's future consolidated earnings or cash flows.

Cash flows associated with the settlement of all derivatives are included in operating activities on the consolidated statements of cash flows.

Energy contracts subject to regulatory deferral
UNS Energy holds electricity power purchase contracts, customer supply contracts and gas swap contracts to reduce its exposure to energy price risk. Fair values were measured primarily under the market approach using independent third-party information, where possible. When published prices are not available, adjustments are applied based on historical price curve relationships, transmission costs and line losses.

Central Hudson holds swap contracts for electricity and natural gas to minimize price volatility by fixing the effective purchase price. Fair values were measured using forward pricing provided by independent third-party information.

FortisBC Energy holds gas supply contracts and commodity swaps to fix the effective purchase price of natural gas. Fair values reflect the present value of future cash flows based on published market prices and forward natural gas curves.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates, as permitted by the regulators. As at December 31, 2019, unrealized losses of $119 million (December 31, 2018 - $57 million) were recognized as regulatory assets and unrealized gains of $2 million (December 31, 2018 - $9 million) were recognized as regulatory liabilities.

Energy contracts not subject to regulatory deferral
UNS Energy holds wholesale trading contracts to fix power prices and realize potential margin, of which 10% of any realized gains is shared with customers through rate stabilization accounts. Fair values were measured using a market approach utilizing independent third-party information, where possible.

Aitken Creek holds gas swap contracts to manage its exposure to changes in natural gas prices, capture natural gas price spreads, and manage the financial risk posed by physical transactions. Fair values were measured using forward pricing from published market sources.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are recognized in revenue. During 2019 unrealized losses of $16 million (2018 - unrealized losses of $12 million) were recognized in revenue.

Total return swaps
The Corporation holds total return swaps to manage the cash flow risk associated with forecasted future cash settlements of certain stock-based compensation obligations. The swaps have a combined notional amount of $111 million and terms of one to three years expiring in January 2020, 2021 and 2022. Fair value was measured using an income valuation approach based on forward pricing curves. During 2019 unrealized gains of $11 million (2018 - unrealized gains of less than $1 million) were recognized in other income, net.

Foreign exchange contracts
The Corporation holds US dollar foreign exchange contracts to help mitigate exposure to volatility of foreign exchange rates. The contracts expire in 2020 and have a combined notional amount of $166 million. Fair value was measured using independent third-party information. During 2019 unrealized gains of $11 million (2018 - unrealized losses of $11 million) were recognized in other income, net.

Interest rate swaps
During 2019 ITC entered into forward-starting interest rate swaps to manage the interest rate risk associated with the refinancing of long-term debt due in June 2021. The swaps have a combined notional value of $260 million and five-year terms with a mandatory early termination provision. The swaps will be terminated no later than the effective date of November 2020. Fair value was measured using a discounted cash flow method based on LIBOR rates. Unrealized gains and losses associated with changes in fair value are recognized in other comprehensive income, will be reclassified to earnings as a component of interest expense over the life of the debt, and were not material for 2019 and 2018.

Other investments
ITC, UNS Energy and Central Hudson hold investments in trust associated with supplemental retirement benefit plans for select employees. These investments consist of mutual funds and money market accounts, which are recorded at fair value based on quoted market prices in active markets. Gains and losses on these funds are recognized in other income, net and were not material for 2019 and 2018.

Recurring Fair Value Measures

The following table presents the fair value of assets and liabilities that were accounted for at fair value on a recurring basis.

($ millions)	Level 1 (1)	Level 2 (1)	Level 3 (1)	Total
As at December 31, 2019
Assets
Energy contracts subject to regulatory deferral (2) (3)	—	22	—	22
Energy contracts not subject to regulatory deferral (2)	—	8	—	8
Foreign exchange contracts, interest rate and total return swaps (2)	14	4	—	18
Other investments (4)	121	—	—	121
	135	34	—	169

Liabilities
Energy contracts subject to regulatory deferral (3) (5)	(1)	(138)	—	(139)
Energy contracts not subject to regulatory deferral (5)	—	(12)	—	(12)
	(1)	(150)	—	(151)

As at December 31, 2018
Assets
Energy contracts subject to regulatory deferral (2) (3)	—	33	8	41
Energy contracts not subject to regulatory deferral (2)	—	13	3	16
Other investments (4)	155	—	—	155
	155	46	11	212

Liabilities
Energy contracts subject to regulatory deferral (3) (5)	—	(86)	(3)	(89)
Energy contracts not subject to regulatory deferral (5)	—	(1)	—	(1)
Foreign exchange contracts, interest rate and total return swaps (5)	(8)	(1)	—	(9)
	(8)	(88)	(3)	(99)

(1)
Under the hierarchy, fair value is determined using: (i) level 1 - unadjusted quoted prices in active markets; (ii) level 2 - other pricing inputs directly or indirectly observable in the marketplace; and (iii) level 3 - unobservable inputs, used when observable inputs are not available. Classifications reflect the lowest level of input that is significant to the measurement. At December 31, 2019, all level 3 assets and liabilities transferred to level 2 because observable market data became available.

(2)	Included in accounts receivable and other current assets or other assets

(3)
Unrealized gains and losses arising from changes in fair value of these contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates as permitted by the regulators.

(4)	Included in other assets

(5)	Included in accounts payable and other current liabilities or other liabilities

The Corporation has elected gross presentation for its derivative contracts under master netting agreements and collateral positions, which applies only to its energy contracts. The following table presents the potential offset of counterparty netting.

Energy Contracts ($ millions)	Gross Amount Recognized in Balance Sheet	Counterparty Netting of Energy Contracts	Cash Collateral Received/Posted	Net Amount
As at December 31, 2019
Derivative assets	30	22	10	(2)
Derivative liabilities	(151)	(22)	(2)	(127)

Energy Contracts ($ millions)	Gross Amount Recognized in Balance Sheet	Counterparty Netting of Energy Contracts	Cash Collateral Received/ Posted	Net Amount
As at December 31, 2018
Derivative assets	57	28	16	13
Derivative liabilities	(90)	(28)	—	(62)

Volume of Derivative Activity

As at December 31, 2019, the Corporation had various energy contracts that will settle on various dates through 2029. The volumes related to electricity and natural gas derivatives are outlined below.

As at December 31	2019	2018
Energy contracts subject to regulatory deferral (1)
Electricity swap contracts (GWh)	628	774
Electricity power purchase contracts (GWh)	3,198	651
Gas swap contracts (PJ)	168	203
Gas supply contract premiums (PJ)	241	266
Energy contracts not subject to regulatory deferral (1)
Wholesale trading contracts (GWh)	1,855	1,440
Gas swap contracts (PJ)	43	37

(1)	GWh means gigawatt hours and PJ means petajoules.

Credit Risk

For cash equivalents, accounts receivable and other current assets, and long-term other receivables, credit risk is generally limited to the carrying value on the consolidated balance sheets. The Corporation's subsidiaries generally have a large and diversified customer base, which minimizes the concentration of credit risk. Policies in place to minimize credit risk include requiring customer deposits, prepayments and/or credit checks for certain customers, performing disconnections and/or using third-party collection agencies for overdue accounts.

ITC has a concentration of credit risk as approximately 70% of its revenue is derived from three customers. The customers have investment-grade credit ratings and credit risk is further managed by requiring a letter of credit or cash deposit equal to the credit exposure, which is determined by a credit-scoring model and other factors.

FortisAlberta has a concentration of credit risk as distribution service billings are to a relatively small group of retailers. Credit risk is managed by obtaining from the retailers either a cash deposit, bond, letter of credit, an investment-grade credit rating, or a financial guarantee from an entity with an investment-grade credit rating.

UNS Energy, Central Hudson, FortisBC Energy, Aitken Creek and the Corporation may be exposed to credit risk from non‑performance by counterparties to derivatives. Credit risk is managed by net settling payments, when possible, and dealing only with counterparties that have investment-grade credit ratings. At UNS Energy and Central Hudson, certain contractual arrangements require counterparties to post collateral.

The value of derivatives in net liability positions under contracts with credit risk-related contingent features that, if triggered, could require the posting of a like amount of collateral was $161 million as at December 31, 2019 (December 31, 2018 - $75 million).

Foreign Exchange Hedge

The reporting currency of ITC, UNS Energy, Central Hudson, Caribbean Utilities, FortisTCI, Belize Electric Company Limited and Belize Electricity is, or is pegged to, the US dollar. The earnings and cash flows from, and net investments in, these entities are exposed to fluctuations in the US dollar-to-Canadian dollar exchange rate. The Corporation has limited this exposure through hedging.

As at December 31, 2019, US$2.2 billion (December 31, 2018 - US$3.4 billion) of corporately issued US dollar-denominated long-term debt has been designated as an effective hedge of foreign net investments, leaving approximately US$9.7 billion (December 31, 2018 - US$8.0 billion) unhedged. Exchange rate fluctuations associated with the hedged net investment in foreign subsidiaries and the debt serving as the hedge are recognized in accumulated other comprehensive income.

Financial Instruments Not Carried at Fair Value

Excluding long-term debt, the consolidated carrying value of the Corporation's remaining financial instruments approximates fair value, reflecting their short-term maturity, normal trade credit terms and/or nature.

As at December 31, 2019, the carrying value of long-term debt, including current portion, was $22.3 billion (December 31, 2018 - $24.2 billion) compared to an estimated fair value of $25.3 billion (December 31, 2018 - $25.1 billion).